Exhibit 10.12

FIRST AMENDMENT TO WARRANT INSTRUMENT

This FIRST AMENDMENT TO WARRANT INSTRUMENT (this “Amendment”), dated as of May 8, 2026, is entered into by and between IMC RARE EARTHS LTD, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and ST. JAMES PLACE LIMITED, an exempted company incorporated under the laws of the Cayman Islands (the “Warrantholder”).

RECITALS

WHEREAS, the Company and the Warrantholder are parties to that certain Warrant Instrument, dated December 1, 2025 (the “Warrant Instrument”); and

WHEREAS, the parties desire to amend the Warrant Instrument solely to clarify that the applicable percentage referenced therein is calculated on a fully diluted basis at the time of exercise.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. Amendment to Clause 3.2

Clause 3.2 of the Warrant Instrument is hereby deleted in its entirety and replaced with the following:

“3.2 The Warrants, if exercised in full, shall be converted into such number of Ordinary Shares representing fifteen percent (15%) of the fully diluted Ordinary Shares of the Company outstanding immediately prior to the exercise of the Warrants. Any partial exercise shall be effected on a pro rata basis.”

2. Amendment to Schedule 1

The reference in Schedule 1 under the heading “Number of Ordinary Shares (if exercise the Warrants in full)” is hereby deleted in its entirety and replaced with the following:

“such number of Ordinary Shares representing fifteen percent (15%) of the fully diluted Ordinary Shares of the Company outstanding immediately prior to the exercise of the Warrants. This will be pro rata if only a partial exercise.”

3. No Other Amendments

Except as expressly amended by this Amendment, the Warrant Instrument remains in full force and effect in accordance with its terms.

4. Governing Law

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

IMC RARE EARTHS LTD

/s/ Francesco Scolaro
Name:	Francesco Scolaro
Title:	CEO

ST. JAMES PLACE LIMITED

/s/ Sarah Henderson
Name:	Sarah Henderson
Title:	Authorized Representative